Exhibit 2.5

Execution Version

AMENDMENT NO. 4 TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This AMENDMENT NO. 4 TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”), dated as of May 23, 2022, is made by and among Lionheart Acquisition Corporation II, a Delaware corporation (“Parent”), Lionheart II Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent, each limited liability company set forth on Schedule 2.1(a) of the Agreement (individually an “MSP Purchased Company,” and collectively, the “MSP Purchased Companies”), the members of the MSP Purchased Companies listed on Schedule 2.1(b) of the Agreement (each, a “Member” and collectively the “Members”) and John H. Ruiz, an individual, solely in his capacity as the representative of the Members (the “Members’ Representative”) (each, a “Party”, and together, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Membership Interest Purchase Agreement, dated as of July 11, 2021, by and among the Parties, as amended (the “Agreement”).

WHEREAS, Section 14.2(a) of the Agreement provides that the Agreement not be amended, except in writing signed by each Party (subject, in the case of the Members, to Section 14.14(a) of the Agreement); and

WHEREAS, the Parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.         Amendment to Disclosure Schedules.

a.	Schedule 2.1(c) of the Disclosure Schedules is hereby deleted and replaced in its entirety with the disclosure that is attached hereto as Annex A-1.

2.         Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be deemed an original, but all which together shall constitute one and the same instrument, and a DocuSign, facsimile or portable document format (pdf) transmission shall be deemed to be an original signature for all purposes under this Amendment.

3.         Miscellaneous. The provisions of Section 14.6 and Sections 14.9 – 14.10 of the Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis, and shall be applicable to this Amendment for all purposes. For the avoidance of doubt, references in the Agreement to the “Agreement” shall be deemed a reference to the Agreement as amended by this Amendment.

4.         No Other Amendments. Except as otherwise specifically amended in this Amendment, the Agreement shall remain in full force and effect.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

1

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

Parent:

LIONHEART ACQUISITION CORPORATION II

By:	/s/ Ophir Sternberg
Ophir Sternberg, Chairman and CEO

Purchaser:

LIONHEART II HOLDINGS, LLC

By:	/s/ Ophir Sternberg
Lionheart Acquisition Corporation II, the sole member

By: Ophir Sternberg, Chairman and CEO

The Members’ Representative (solely in such capacity and not in any personal capacity):

By:	/s/ John H. Ruiz
Name: John H. Ruiz

The Members’ Representative (as attorney-in-fact pursuant to Section 14.14(a) of the Agreement on behalf of each Member):

By:	/s/ John H. Ruiz
Name: John H. Ruiz

[Signature Page to Amendment No. 4 to MIPA]

The MSP Purchased Companies:

MDA, SERIES LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

MSP RECOVERY SERVICES LLC

By:	/s/ Sandra Rodriguez
Name: Sandra Rodriguez
Title: Manager

MSP RECOVERY, LLC

By:	/s/ Sandra Rodriguez
Name: Sandra Rodriguez
Title: Manager

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

[Signature Page to Amendment No. 4 to MIPA]

MSP RECOVERY CLAIMS PROV, SERIES LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

MSP RECOVERY CLAIMS CAID, SERIES LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

MSP RECOVERY CLAIMS HOSP, SERIES LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

[Signature Page to Amendment No. 4 to MIPA]

MSP RECOVERY OF PUERTO RICO, LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Sandra Rodriguez
Name: Sandra Rodriguez
Title: Manager

By:	/s/ Roberto Lizama
Name: Roberto Lizama
Title: Manager

MSP WB, LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

MSP RECOVERY CLAIMS COM, SERIES LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

[Signature Page to Amendment No. 4 to MIPA]

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

MSP RECOVERY CLAIMS HP, SERIES LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

By:	/s/ Frank C. Quesada
Name: Frank C. Quesada
Title: Manager

MSP PRODUCTIONS, LLC

By:	/s/ John H. Ruiz
Name: John H. Ruiz
Title: Manager

[Signature Page to Amendment No. 4 to MIPA]

Annex A-1

Intentionally Omitted